UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          December 16, 1996



                            JUNGLE STREET, INC.
           (Exact name of registrant as specified in its charter)


       Utah                         0-27390            87-0368236
  (State or other                 (Commission       (IRS Employer
  jurisdiction of                File Number)       Identification No.)
 incorporation or
   organization)


215 Yakima Street, Wenatchee, WA                          98801
(Address of Principal Executive Office)                 (Zip Code)


Registrant's telephone number,
including area code:                                 (509) 664-9004


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Item 5.   Other Events

     Effective December 16, 1996, Charles D. DeJong resigned as Chairman of the Board of Directors and Chief Executive Officer of Jungle Street, Inc. ("Jungle Street") and its wholly-owned subsidiary, Televar Northwest, Inc. ("Televar"), and Mark D. Hamilton resigned as President and a director of Jungle Street and Televar. The Board of Directors appointed Gregory K. Martin, formerly Televar's Vice President of Operations, as President of Jungle Street and Televar.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   JUNGLE STREET, INC.


                                   By: ______________________________________
                                       Gregory K. Martin, President


Dated: December 23, 1996